Exhibit 32

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. SECTION 1350)

In connection with the Quarterly Report of Green 4 Media, Inc., a Nevada corporation (the “Company”), on Form 10-Q for the quarter ending November 30, 2011, as filed with the Securities and Exchange Commission (the “Report”), I, Daniel Duval, Chief Executive Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Daniel Duval

___________                          _

Daniel Duvall

CEO/CFO

Dated: January 14, 2012